UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2023

MDwerks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56299	33-1095411
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

411 Walnut Street, Suite 20125

Green Cove Springs, FL

(Address of principal executive offices)

32043

(Zip code)

(252) 501-0019

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the sections entitled “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contains express or implied forward-looking statements that are based on our management’s belief and assumptions and on information currently available to our management. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements relate to future events or our future operational or financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements about:

●	the implementation of our strategic plans for our business;
●	our financial performance;
●	developments relating to our competitors and our industry, including the impact of government regulation;
●	estimates of our expenses, future revenues, capital requirements and our needs for additional financing; and
●	other risks and uncertainties, including those listed under the captions “Business,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “could,” “project,” “intend,” “will,” “will be,” “would,” or the negative of these terms or other comparable terminology and expressions. However, this is not an exclusive way of identifying such statements. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results. Factors that may cause actual results to differ materially from current expectations include, among other things, those listed in this Current Report on Form 8-K. If one or more of these risks or uncertainties occur, or if our underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance. You should read this Current Report on Form 8-K and the documents that we reference in this Current Report on Form 8-K and have filed with the Securities and Exchange Commission (“SEC”) as exhibits hereto completely and with the understanding that our actual future results may be materially different from any future results expressed or implied by these forward-looking statements.

The forward-looking statements in this Current Report on Form 8-K represent our views as of the date of this Current Report on Form 8-K. We anticipate that subsequent events and developments will cause our views to change. Except as expressly required under federal securities laws and the rules and regulations of the SEC, we do not undertake any obligation to update any forward-looking statements to reflect events or circumstances arising after the date of this Current Report on Form 8-K, whether as a result of new information or future events or otherwise. You should therefore not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Current Report on Form 8-K. You should not place undue reliance on the forward-looking statements included in this Current Report on Form 8-K. All forward-looking statements attributable to use are expressly qualified by these cautionary statements.

INDUSTRY DATA

This Current Report on Form 8-K includes industry and market data and other information, which we have obtained from, or is based upon, market research, independent industry publications, surveys and studies conducted by third parties or other publicly available information. Although we believe each such source to have been reliable as of its respective date, none guarantees the accuracy or completeness of such information. We have not independently verified the information contained in such sources. Any such data and other information are subject to change based on various factors, including those described elsewhere in this Current Report on Form 8-K.

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TABLE OF CONTENTS

Item No.	Description of Item	Page No.

Item 2.01	Completion of Acquisition or Disposition of Assets	4

Item 3.02	Unregistered Sales of Equity Securities	4

Item 9.01	Financial Statements and Exhibits	4

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Background

On January 19, 2023, MDwerks, Inc. (the “Company”) entered into an Exchange Agreement (the “Exchange Agreement”), by and between the Company, RF Specialties LLC (“RFS”) and Keith A. Mort as the sole member of RFS. Pursuant to the terms of the Exchange Agreement, the Company agreed to acquire from Mr. Mort, and Mr. Mort agreed to sell to the Company, 100% of the equity interests and membership interests of RFS, in exchange for the issuance by the Company to Mr. Mort of 7,500,000 shares of the Company’s common stock, par value $0.001 per share (the “Exchange”). Immediately following the Exchange, RFS will become a wholly owned subsidiary of the Company.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 27, 2023, the Company completed the acquisition of RFS and the Exchange and issued to Mr. Mort 7,500,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). On the same date, and immediately following the completion of the Exchange, RFS became a wholly owned subsidiary of the Company. Pursuant to the Common Stock issuance to Mr. Mort, the number of shares of the Company’s Common Stock issued and outstanding was 198,391,536.

The Exchange Shares are subject to a 24-month lock-up; provided, however, that (i) one-third of the Exchange Shares will be released from the lock-up restrictions on the 12-month anniversary of the closing of the Exchange, and (ii) one-third of the Exchange Shares will be released from the lock-up restrictions on the 18-month anniversary of the closing of the Exchange. The remaining one-third of the Exchange Shares will be released from the lock-up restrictions on the 24-month anniversary of the closing of the Exchange.

The foregoing description of the Exchange Agreement and the transaction contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Exchange Agreement attached as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC by the Company on December 28, 2023 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The Company incorporates the disclosure in Item 2.01 herein.

The securities issuances described herein were exempt from registration under the Securities Act in reliance on the exemptions provided by Regulation D and Section 4(a)(2) and Section 3(a)(10), as applicable under the Securities Act.

Item 9.01 Financial Statement and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of RF Specialties LLC from for the years ended December 31, 2021 and December 31, 2022 are attached to this Current Report on Form 8-K as Exhibit 99.2 and are incorporated by reference herein. The unaudited financial statements of RF Specialties LLC for the period ended September 30, 2023 are attached to this Current Report on Form 8-K as Exhibit 99.3 and are incorporated by reference herein.

(b) Pro Forma Financials.

The unaudited pro forma condensed combined financial statements of the Company and RF Specialties LLC for the nine month period ended September 30, 2023 and the year ended December 31, 2022 are attached to this Current Report on Form 8-K as Exhibit 99.3 and incorporated by reference herein.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

2.1	Exchange Agreement entered into between MDwerks, Inc. and Keith Mort dated January 19, 2023 (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 25, 2023).
2.2	Amendment No. 1 dated as of December 20, 2023 to the Exchange Agreement entered into between MDwerks, Inc. and Keith Mort dated January 19, 2023 (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 27, 2023).
10.4	Asset Purchase Agreement between MDwerks, Inc. and Dream Workz Automotive LLC dated as of August 25, 2023, 2023 (Incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 25, 2023).
99.2*	RF Specialties LLC Audited Financial Statements for the periods ended December 31, 2022 and 2021.
99.3*	RF Specialties LLC Unaudited Financial Statements for the nine month period ended September 30, 2023.
99.4*	Unaudited Pro Forma Combined Balance Sheet as of September 30, 2023 and Unaudited Pro Forma Combined Statement of Operations for the nine month period ended September 30, 2023 and the year ended December 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MDwerks, Inc.

Date: May 24, 2024	/s/ Seven C. Laker
Steven C. Laker
Chief Executive Officer

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